Migo Software

"Migo is a terrific little product that makes life simpler."

Walter Mossberg, Wall Street Journal

PowerHouse Technologies Group, Inc.

dba Migo Software (PWHT.OB)

Safe Harbor:

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this presentation that are not historical facts, including those statements that refer to Migo Software's plans, prospects, expectations, strategies, intentions, hopes and beliefs and the expected benefits of the use of Migo Software products are forward-looking statements. These forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings. These risks include, but are not limited to, risks related to: the effect of global economic conditions in general and conditions in the Company's industry and target markets in particular; shifts in supply and demand; commercialization and technological difficulties; capacity and supply constraints including dependence on flash component suppliers; changes in the Company's and its customers' inventory levels and in inventory valuations; timely product and technology development/upgrades and the ability to manage changes in market conditions as needed; market acceptance of new products and continuing product demand; the impact of competitive products and pricing on the Company's and its customers' products and markets; development, release and sales of new products by strategic suppliers and customers; and development and growth of anticipated markets for the Company's and its customers' products. Any forward-looking statements are based on information available to the company today and the company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this presentation.

The Company

- Based in Redwood City, CA
  – 19 employees

- Software to synchronize data between billions of mobile devices

- World class distribution partnerships, OEM model

Migo = Complete Mobility

migo + 

- Take your personal data
  Email, Outlook, Desktop, Excel, Word, etc.

- Secure, Secure, Secure

- Leaves no data traces behind

The Migo Opportunity

- Positioned at convergence point of:
  - Explosive growth of incompatible mobile devices
  - Need to synchronize data between devices

Billions of Mobile Devices


Number of Devices
(in Billions)
24
20
16
12
8
4
0
2003
2004
2005
2006
2007
2008

Source: IBM

migo
Migo Software

Portable Memory Explosion

	2005	2007
USB Flash	512 mb	8 gig
MP3 Player	512 mb	8 gig
MegaSim	64 K	1 gig
Mini Hard Drives	4 gig	60 gig

Migo Business Model

OEM Partnerships with:

- Flash Drives
- Hard Drive
- Niche Device

migo
Migo Software

msystems Partnership

- Installed on flash drives for:
  - Kingston, Office Depot, Memorex, Best Buy, TwinMos, Intuix, Verbatim, Clever-Stuff and others
- Shipping 3.3 million units in year 1 to maintain exclusivity

migo
Migo Software

Migo Software Adds Value


Kingston
hi-speed 2.0
DataTraveler II PLUS
migo Edition
Multifunctional USB Flash drive
AWARD WINNING
Blazing speed and flexibility to:
Easily and securely make any PC like your own
Carry your computer's files, Outlook emails and settings
Take your browser favorites with you to access the Internet
Leave no trace of your personal data
Synchronize data with your main PC
USB
PASSWORD PROTECTION
5YEAR

"Adding Migo software to our Data Traveler II significantly increased sales and allowed us to retain our profit margin in a highly competitive market with rapidly declining prices."

Kingston Technology

Revenue Model

- Conversions - via msystems
- License $ per device - two signed
- Blanket licenses - several in negotiation

migo
Migo Software

Development Activities 2006

- Outlook Express
- Outlook Exchange
- Migo Secure
- New UI
- Added 9 languages

Development Priorities

- Lotus Notes
- Migo Total Secure
- Thunderbird & Firefox

Financial Highlights

- $7.3 mm cash as of March 30, 2006
- Approximately 70 mm shares and 30 mm warrants outstanding
- Major shareholders: Lehman (8.7%); Alex Mashinsky (8.4%)

migo
Migo Software

Board of Directors

- **Kent Heyman**
  - Chief Executive Officer
- **Jay Elliot**
  - Chief Strategy Officer
- **Alex Mashinsky**
  - Chairman, AM Venture Holdings
- **Greg Osborn**
  - Managing Partner, IndiGo Ventures, LLC
- **Mel S. Lavitt**
  - Vice Chairman, C.E. Unterberg, Towbin
- **Malcolm Elvey**
  - Principal, Collaborative Capital
- **Timothy Wallace**
  - Chairman & CEO, FullTilt Solutions, Inc.

The Opportunity

- Migo, becoming the "Gold Standard" for synching data between mobile devices

- Migo, the one tool needed to transport personal data across all platforms:
  - » Computers
  - » iPods
  - » Portable hard drives
  - » Cell phones
  - » Cameras

Migo: Continuing the Award Winning Tradition

"Migo is a terrific little product that makes life simpler."

Walter Mossberg, Wall Street Journal